SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

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     14a-6(e)(2))
[_]  Definitive Proxy Statement
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[X]  Soliciting Material Under Rule 14a-12



                               Foster Wheeler Ltd.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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       The following notice was published in Bermuda on October 28, 2004.


                               FOSTER WHEELER LTD.
                            PERRYVILLE CORPORATE PARK
                         CLINTON, NEW JERSEY 08809-4000

                         ------------------------------

       NOTICE OF JOINT ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 29, 2004

                         ------------------------------

         A joint annual and special general meeting of shareholders of Foster Wheeler Ltd. will be held at the offices of Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey, on November 29, 2004, at 3:30 p.m. for the following purposes:

    1.       To elect three directors, for terms expiring in 2007.

    2. To approve the recommendation of the Audit Committee to appoint PricewaterhouseCoopers LLP as Foster Wheeler Ltd.'s independent auditors for 2004, to make such appointment, and to authorize the board of directors, acting through its Audit Committee, to set the independent auditors' remuneration.

    3. To approve awards of restricted stock units and stock options to directors.

    4. To approve an amendment to bye-law 10(4), which reads: "A Director must retire from the Board at the conclusion of the Director's term which follows his or her seventy second birthday.", and to substitute the following in its place: "The Board of Directors shall establish a Director retirement age requirement.".

    5. To approve an amendment to bye-law 10(5) which reads: "Each Director shall be the owner of at least 100 Common Shares at the time of the Director's election to the Board and at least 1000 Common Shares by the third anniversary of such election.", and to substitute the following in its place: "The Board of Directors shall establish a share ownership policy for non-employee directors.".

    6. To approve an amendment to bye-law 20, replacing the first sentence of that bye-law which reads: "The remuneration (if any) of the Directors shall be determined, as the Board of Directors from time to time determine, by the Company in general meeting and shall be deemed to accrue from day to day.", with the following provision:
             "The remuneration (if any) of the Directors shall be determined by the Board of Directors from time to time.".

    7. To approve a consolidation of the Company's authorized common share capital at a ratio of 1-for-20 and a related reduction in the par value per common share from $.20 to $.01, subject to the approval of, and immediately following the effectiveness of, the capital alterations described in proposals 8 and 9. This proposal is also subject to the approval of the share consolidation at a special general meeting of the common shareholders to be held prior to the joint annual and special general meeting of shareholders. The proposed resolution to be adopted by shareholders for this purpose is as follows:

               "That subject to approval of resolution A. below by the holders of three-fourths of the issued common shares of the Company and effective on the date hereof,


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               but subject to and following effectiveness of the resolutions set forth below under the headings "Proposal 8" and "Proposal 9":

               A. the 1,475,908,957 common shares of par value US$0.01 each in the capital of the Company be consolidated, on a 20:1 basis, into 73,795,447.85 common shares of par value US$0.20 each; and

               B. with effect immediately thereafter, the authorized share capital of the Company be reduced from US$14,774,089.57 divided into 73,795,447.85 common shares of par value US$0.20 each and 1,500,000 preferred shares of par value US$0.01 each, including 1,014,785 preferred shares designated as Series B Convertible Preferred Shares, to US$752,954.4785 divided into 73,795,447.85 common shares of par value US$0.01 each and 1,500,000 preferred shares of par value US$0.01 each, and that the paid up amount of US$0.19 in respect of each common share (as consolidated) issued as of the date hereof be added to the Company's contributed surplus account."


    8. To approve a reduction in the par value of the Company's authorized common and preferred share capital from US$1.00 to US$.01 per share, effective upon the approval of proposal 9. The proposed resolution to be adopted by shareholders for this purpose is as follows:

                  "That effective upon the approval of resolution (1) in Proposal 9 below, the authorized share capital of the Company be reduced from US$161,500,000 divided into 160,000,000 common shares of par value US$1.00 each and 1,500,000 preferred shares of par value US$1.00 each, including 1,014,785 preferred shares designated as Series B Convertible Preferred Shares, to US$1,615,000 divided into 160,000,000 common shares of par value US$0.01 each and 1,500,000 preferred shares of par value US$0.01 each, and that the paid up amount of US$0.99 in respect of each common share and each preferred share issued as of such effective date be added to the Company's contributed surplus account."


    9. To approve an increase in the authorized capital of the Company from US$1,615,000 to US$14,774,089.57 by the authorization of an additional 1,315,908,957 common shares, effective immediately after the effectiveness of proposal 8. The proposed resolutions to be adopted by shareholders for this purpose are as follows:

                  "(1) That effective immediately following the effectiveness of the resolution set forth in Proposal 8 above, the authorized capital of the Company be increased by US$13,159,089.57, from US$1,615,000 to US$14,774,089.57, by the creation of an additional 1,315,908,957 common shares of par value US$0.01 each, ranking pari passu with the existing common shares of the Company, such that the Company shall have a total of 1,475,908,957 common shares of par value US$0.01 each.

                  (2) That following the approval and effectiveness of the resolutions set forth in Proposals 7-8 and resolution (1) of Proposal 9 above, the authorized capital of the Company shall be US$752,954.4785 consisting of 73,795,447.85 common shares

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                  of par value US$0.01 each and 1,500,000 preferred shares of par value of US$0.01 each, including 1,014,785 preferred shares designated as Series B Convertible Preferred Shares."


   10. To address any other matters that properly come before the joint annual and special general meeting and any adjournments or postponements thereof.


         The Company's audited financial statements for the year ended December 26, 2003 will be presented at the joint annual and special general meeting.

         All registered holders of Foster Wheeler Ltd.'s common shares and series B convertible preferred shares at the close of business on October 25, 2004, are entitled to notice of, and to vote at the meeting and any postponements or adjournments of the meeting. Shareholders of record at the close of business on October 25, 2004 will receive a proxy statement by mail from the Company in respect of the meetings.

                                            By Order of the Board of Directors




                                            LISA FRIES GARDNER
                                            VICE PRESIDENT & SECRETARY

27 October, 2004

The Company intends to mail to shareholders and file with the SEC a proxy statement in connection with the joint annual and special general meeting of shareholders, which shareholders are urged to read because it will contain important information. The proxy statement, when available, and any other relevant documents may be obtained free of charge at the SEC's web site at www.sec.gov. Free copies of the Company's SEC filings may be obtained at the Company's investor relations website, www.fwc.com, under the heading "Investor Relations," by selecting the heading "SEC Filings." The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies for the joint annual and special general meeting. For their names and their interests in the Company, please refer to the proxy statement, when available, and the Company's Annual Report on Form 10-K for the fiscal year ended December 26, 2003.